UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 3, 2010

Date of Report

Date of earliest event reported

INFOSPACE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 108th Avenue N.E., Suite 1200

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

InfoSpace, Inc. (“InfoSpace” or the “Company”) is furnishing to the Securities and Exchange Commission (the “SEC”) this Current Report on Form 8-K/A to correct certain historical financial information reported in the Company’s Current Report on Form 8-K furnished to the SEC on February 3, 2010 (the “Form 8-K”).

On February 3, 2010, InfoSpace issued a press release announcing its preliminary financial results for the three months and full year ended December 31, 2009, and furnished the press release on Exhibit 99.1 to the SEC on Form 8-K. Subsequent to the release of the preliminary results, the Company identified a non-cash error in the income tax provision. This error resulted in an overstatement of net income in the Company’s Preliminary Condensed Consolidated Statements of Operations for the three months and year ended December 31, 2009 and an understatement of additional paid-in capital in the Company’s Preliminary Condensed Consolidated Balance Sheet at December 31, 2009 in the amount of $2.4 million. This also resulted in an overstatement of net cash provided by operating activities and an understatement of net cash provided by financing activities of $5.2 million in the Company’s Preliminary Condensed Consolidated Statement of Cash Flows for the year ended December 31, 2009. The overall net increase in cash and cash equivalents did not change for the year.

Net income for the fourth quarter of 2009 (as revised) was $7.7 million, or $0.21 per diluted share, compared to net loss of $7.9 million, or $0.23 per share, for the fourth quarter of 2008. Net income for 2009 (as revised) was $7.4 million, or $0.21 per diluted share, compared to net loss of $18.7 million, or $0.54 per share, for 2008.

Corrected Revised Preliminary Condensed Consolidated Statements of Operations for the three months and full year ended December 31, 2009, the Revised Preliminary Condensed Consolidated Balance Sheet as of December 31, 2009 and the Revised Preliminary Condensed Consolidated Statement of Cash Flows for the year ended December 31, 2009 are attached as Exhibit 99.1.

Reconciliations of the revisions to these financial statements are attached as Exhibit 99.2.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

99.1	Revised Preliminary Condensed Consolidated Financial Statements for the periods ended and as of December 31, 2009 and December 31, 2008

99.2	Reconciliations of Preliminary Condensed Consolidated Financial Statements for the periods ended and as of December 31, 2009 and December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2010

INFOSPACE, INC.

By:	/s/ DAVID B. BINDER
David B. Binder
Chief Financial Officer

EXHIBIT INDEX

99.1	Revised Preliminary Condensed Consolidated Financial Statements for the periods ended and as of December 31, 2009 and December 31, 2008

99.2	Reconciliations of Preliminary Condensed Consolidated Financial Statements for the periods ended and as of December 31, 2009 and December 31, 2008

4